UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 North Central Avenue, Suite 800, Phoenix, Arizona	85004-4545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF A SECURITY HOLDERS
(a) On May 17, 2011, the Company held an annual meeting of its shareholders. The Company’s shareholders approved the proposals set forth below, in each case consistent with the unanimous recommendation of the Company’s Board of Directors.
(b) The following proposals are described in detail in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders, dated April 1, 2011 (the “Proxy Statement”). The number of votes cast for and against, and the number of abstentions and broker non-votes, with respect to each matter voted upon are set forth below.
Proposal One: Election of Directors. The Company’s shareholders reelected all director nominees in an uncontested election.

				Broker
Nominee	For	Against	Abstain	Non-Votes
Wayne G. Allcott	17,282,868	565,588	38,024	888,917
Paul B. Dykstra	17,246,816	612,603	27,061	888,917
Robert C. Krueger	17,725,535	123,652	37,293	888,917
Proposal Two: Ratification of Appointment of Independent Registered Public Accountants. A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants to audit the accounts of the Company and its subsidiaries for the fiscal year 2011 was adopted with the votes shown:

			Broker
For	Against	Abstain	Non-Votes
18,591,488	159,183	24,726	0
Proposal Three: Advisory Vote on Compensation of Named Executive Officers. A proposal relating to a shareholder advisory vote to approve the compensation of the named executive officers was approved with the votes shown:

			Broker
For	Against	Abstain	Non-Votes
14,996,527	2,643,399	246,554	888,917
Proposal Four: Advisory Vote on Frequency of Shareholder Advisory Votes to Approve the Compensation of Named Executive officers. A proposal relating to the frequency of the shareholder advisory votes to approve the compensation of the named executive officers received a majority of the votes cast in favor of a shareholder advisory vote every 1 YEAR with the votes shown:

				Broker
1 Year	2 Years	3 Years	Abstain	Non-Votes
15,521,296	54,795	2,072,040	238,349	888,917
(d) A majority of the votes cast by the Company’s shareholders voted, on an advisory basis, to hold an advisory vote to approve the compensation of the named executive officers every year, which is consistent with the recommendation of the Board of Directors of the Company, as disclosed in the Proxy Statement. The Company will include an advisory vote to approve the compensation of the named executive officers every year until the next advisory vote on the frequency of advisory votes on executive compensation, which will occur no later than the Company’s Annual Meeting of Shareholders in 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)
May 23, 2011	By:	/s/ Deborah J. DePaoli
Deborah J. DePaoli
General Counsel and Secretary